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                                                                   EXHIBIT 10.46


                     FIRST AMENDMENT TO PLACEMENT AGREEMENT

         This FIRST AMENDMENT TO PLACEMENT AGREEMENT (the "First Amendment"), dated as of December 29, 1995, by and between HANOVER DIRECT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Borrower"), and NATIONSBANK, N.A., a national banking association and the successor to NationsBank of North Carolina, N.A. (the "Placement Agent");

                              W I T N E S S E T H:

         WHEREAS, the Borrower has previously issued and sold its interest bearing flexible term notes in two separate series (the first series of such notes, as amended as of the date hereof, being hereinafter referred to as the "Series A Notes", the second series of such notes, as amended as of the date hereof, being hereinafter referred to as the "Series B Notes", and the Series A Notes and the Series B Notes being hereinafter collectively referred to as the "Notes") each in the aggregate principal amount of $10,000,000, pursuant to the provisions of a Series A Note Agreement dated as of November 9, 1994 between the Borrower and Norwest Bank Minnesota, N.A., as Trustee and Paying Agent (the "Trustee") (as amended by that certain First Supplemental Series A Note Agreement dated as of December 29, 1995 between the Borrower and the Trustee and as hereinafter amended, the "Series A Note Agreement"), and the Series B Note Agreement dated as of April 27, 1995 between the Borrower and the Trustee (as amended by that certain First Supplemental Series B Note Agreement dated as of December 29, 1995 and as hereinafter amended, the "Series B Note Agreement", and together with the Series A Note Agreement being hereinafter collectively referred to as the "Note Agreements"), respectively; and

         WHEREAS, the Borrower and the Placement Agent entered into the Placement Agreement dated as of November 9, 1994 (the "Placement Agreement") pursuant to which the Borrower appointed the Placement Agent as its agent to perform certain services in connection with the placement of the Notes upon initial issuance thereof; and

         WHEREAS, the Borrower has this day delivered to the Trustee a Substitute Series A Letter of Credit in substitution for the Series A Letter of Credit (each as defined in the Series A Note Agreement) and a Substitute Series B Letter of Credit in substitution for the Series B Letter of Credit (each as defined in the Series B Note Agreement) pursuant to the terms of the respective Note Agreements; and

         WHEREAS, in order to more fully evidence the substitution of letters of credit referenced above, the Borrower and the Placement Agent desire to amend the Placement Agreement, subject to the terms and conditions set forth herein;
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         NOW, THEREFORE, the parties hereto agree as follows:


         SECTION 1. DEFINITIONS. All capitalized terms used herein and not otherwise herein defined shall have the meanings ascribed to them in the applicable Note Agreement.

         SECTION 2. AMENDMENT TO SECOND RECITAL OF THE PLACEMENT AGREEMENT. The Second Recital of the Placement Agreement set forth on page 1 thereof is hereby deleted in its entirety and replaced with the following:

                  WHEREAS, the payment when due of the principal of, interest on and Purchase Price (as defined in the applicable Note Agreement) of the Series A Notes will be supported, to the extent provided therein, by the Series A Letter of Credit, and the payment when due of the principal of, interest on and Purchase Price of the Series B Notes will be supported, to the extent provided therein, by the Series B Letter of Credit (the Series A Letter of Credit and the Series B Letter of Credit are sometimes hereinafter collectively referred to as the "Letter of Credit"), each issued in favor of the Trustee by CoreStates Bank, N.A. (the "L/C Issuer") and each in an amount of not less than $10,145,833, representing the principal amount of the applicable series of Notes plus 35 days interest on such amount computed at the Maximum Rate (as defined in the applicable Note Agreement) on the basis of actual number of days elapsed in a year of 360 days, all pursuant to (a) the respective Applications for Irrevocable Standby Letter of Credit (the "Applications"), each dated as of December 22, 1995 executed and delivered to the L/C Issuer by the Account Parties (as defined in the applicable Note Agreement) and Congress Financial Corporation (the "Lender") requesting the issuance by the L/C Issuer of the Series A Letter of Credit and the Series B Letter of Credit, respectively, (b) the Loan and Security Agreement dated as of November 14, 1995 (the "Loan Agreement"), by and among the Account Parties and certain other subsidiaries of the Borrower, and the Lender (the Lender and the L/C issuer are hereinafter sometimes collectively referred to as the "Bank"), acknowledged and agreed to by the Borrower and certain other subsidiaries of the Borrower, pursuant to which, among other things, the Lender has executed the respective Applications pursuant to which the Series A Letter of Credit and the Series B Letter of Credit are issued by the L/C Issuer and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, (c) the other "Financing Agreements" as defined in the Loan Agreement, and (d) any similar agreements between or among the Account Parties, the Borrower and the issuer of a Substitute Series A Letter of Credit or Substitute Series B Letter of Credit or the lender providing credit support to such issuer (individually and collectively, the "Reimbursement Agreement");

         SECTION 3. AMENDMENT TO SECTION 7 OF THE PLACEMENT AGREEMENT. Subsection (b) of Section 7 of the Placement Agreement is hereby amended by deleting the reference to the "Bank" in the third line thereof and replacing it with a reference to the "Lender".


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         SECTION 4. AMENDMENT TO SECTION 10 OF THE PLACEMENT AGREEMENT. Section
10 of the Placement Agreement is hereby amended by deleting the reference to, and the address of, the "Bank" therein and replacing them with the following:

         If to the L/C Issuer:    CoreStates Bank, N. A.
                                  530 Walnut Street
                                  Philadelphia, Pennsylvania 19106
                                  Attention: Ms. Cheryl Morton, Letter of Credit
                                  Department, 7th Floor
                                  Telephone No.: (215) 973-8157
                                  Fax No.: (215) 973-6352

         If to the Lender:        Congress Financial Corporation
                                  1133 Avenue of the Americas
                                  New York, New York  10036
                                  Attention: Mr. Mark Fagnani
                                  Telephone No.: (212) 840-2000
                                  Fax No.: (212) 545-4283

         SECTION 5. AMENDMENT TO PLACEMENT AGREEMENT. The Placement Agreement is hereby amended by deleting each reference therein to "NationsBank of North Carolina, N.A." and replacing it with a reference to "NationsBank, N.A.".

         SECTION 6. EFFECT OF FIRST AMENDMENT. Except as modified hereby, all of the terms and provisions of the Placement Agreement shall remain in full force and effect.

         SECTION 7. GOVERNING LAW. This First Amendment and the Placement Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

         SECTION 8. SEVERABILITY. If any provision of this First Amendment shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this First Amendment.

         SECTION 9. COUNTERPARTS. This First Amendment may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.


                                       HANOVER DIRECT, INC.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                       NATIONSBANK, N.A.

                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________



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